EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTITVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

(AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

The undersigned does hereby certify that to the best of his knowledge and belief, the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2008, filed with the Securities and Exchange Commission on November19, 2008 by The Enlightened Gourmet, Inc., to which this certification is appended, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and the information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of The Enlightened Gourmet, Inc.

Dated: November 19, 2008

/S/ALEXANDER L. BOZZI, III

Alexander L. Bozzi, III, President

(Principal Executive Officer and

Chief Financial Officer)